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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 25, 2004

                                 NS GROUP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


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                  Kentucky                                1-9838                              61-0985936
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      (State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
               incorporation)
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                 530 West Ninth Street, Newport, Kentucky 41071
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (859) 292-6809


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  2.02 Results of Operations and Financial Condition.

         On October 25, 2004, NS Group, Inc. issued a news release concerning its financial results for the quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

         During the Company's third quarter conference call held on October 25, 2004, the Company stated that it estimated that fourth quarter 2004 purchased scrap prices would increase by an estimated $8 per net ton, to $276 per net ton. This $8 per ton increase was calculated based on a purchase price of scrap in the third quarter 2004 of $268 per gross ton, instead of on a net ton basis of $239 per net ton, which was the actual net purchase price of scrap in the third quarter. This would produce an estimated increase of $37 per net ton for the fourth quarter, from $239 per net ton to $276 per net ton. The Company's Website has been updated to reflect the third quarter scrap price at $239 per net ton versus the previously reported $268 per gross ton.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item  9.01  Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1 October 25, 2004 NS Group, Inc. Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NS GROUP, INC.

Date: October 26, 2004              By:  /s/ Thomas J. Depenbrock
                                    -----------------------------
                                    Thomas J. Depenbrock
                                    Vice President-Finance, Treasurer and Chief
                                    Financial Officer

                                  EXHIBIT INDEX

No.                        Exhibit
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99.1                       October 25, 2004 NS Group, Inc. Press Release